Net Loss Per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]	Net Loss per Share
Basic net loss per share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period. For all periods presented, there is no difference in the number of shares used to calculate basic and diluted shares outstanding due to the Company’s net loss position.
Anti-dilutive common share equivalents excluded from the computation of diluted net loss per share were as follows:

	December 31,
	2020	2019
Preferred shares	9,355,778	8,443,778
Common share purchase warrants	2,786,534	205,562
Restricted stock not yet vested or released	—	20,798
Options outstanding	101,175	2,600